UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-2474
                                  ---------------------------------
        Midas Dollar Reserves, Inc.
     --------------------------------------------------------------
        (Exact name of registrant as specified in charter)

        11 Hanover Square, New York, NY 10005
     --------------------------------------------------------------
        (Address of principal executive offices)     (Zipcode)

        Thomas B. Winmill, President
        11 Hanover Square
        New York, NY 10005
     --------------------------------------------------------------
        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432
                                                   ----------------

Date of fiscal year end:  12/31
                        ------------------
Date of reporting period:  1/1/05 - 06/30/05
                         ---------------------------

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form
N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

                                   Midas Funds
                                  JUNE 30, 2005
                              SEMI - ANNUAL REPORT

                                   MIDAS FUND
                           MIDAS SPECIAL EQUITIES FUND
                              MIDAS DOLLAR RESERVES

                             [LOGO] MIDAS FUNDS (R)
                            Discovering Opportunities

                               APPLICATION INSIDE

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                                    Contents

Letter to Our Shareholders                                                     1
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PORTFOLIO COMMENTS
Midas Fund                                                                     3
Midas Special Equities Fund                                                    4
Midas Dollar Reserves                                                          5
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SCHEDULE OF INVESTMENTS
Midas Fund                                                                     6
Midas Special Equities Fund                                                    8
Midas Dollar Reserves                                                          9
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
Financial Statements                                                          10
Notes to Financial Statements                                                 13
Financial Highlights                                                          16
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SUPPLEMENTAL INFORMATION
Board Approval of Agreements                                                  18
About Your Fund's Expenses                                                    20
Allocations of Portfolio Holdings                                             21
Account Application Instructions                                              22
New Account Application                                                       23
Additional Information                                         Inside Back Cover
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Fund            Investment Objective
--------------------------------------------------------------------------------
Midas           Fund Seeks primarily capital appreciation and protection against inflation and secondarily current income through investments in precious metals companies.
--------------------------------------------------------------------------------
Midas Special Invests aggressively for maximum capital appreciation.
Equities Fund
--------------------------------------------------------------------------------
Midas Dollar    A high quality money market fund investing in securities issued
Reserves        by the U.S. Government, and by its agencies and
                instrumentalities. Free, unlimited check writing with only a
                $250 minimum per check.
--------------------------------------------------------------------------------

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                               To Our Shareholders
--------------------------------------------------------------------------------

     General equities markets trended down over the first six months of this year, as did precious metals stocks. Meanwhile, short term interest rates were up dramatically, keying off the four increases of the target interest rate made by the Federal Reserve's Open Market Committee to counter potential inflationary pressures. Looming on the investment horizon was the potential revaluation of the Chinese yuan - occurring in small part in July. Although the July Chinese revaluation may have only a limited effect on the U.S. economy currently, additional future revaluations, if any, could result in a relatively weaker dollar, higher interest rates, cheaper U.S. products, and more expensive Chinese imports.

     Domestically, markets appeared to be reacting to cross currents of geopolitical tensions, improving corporate and housing strength, and a generally healthy economy. These results reinforce our message in prior Reports about the importance of diversifying your portfolio across the Midas Funds Family to balance the risks and returns offered by precious metals prices and general equities, with the relative stability and income of money market fund Midas Dollar Reserves.

                                Focus on Quality

     Even as foreign and U.S. financial markets evolve, at Midas we remain focused on quality companies with unique combinations of strength in operations, finances, and products. We are committed to our stock selection process based on fundamental analysis to meet the objectives of the Funds over the long term and are convinced that successful investing requires both careful analysis and patience.

     Adjusting to accelerating changes in economic and corporate developments as they may affect growth or established companies, large or small companies, in the precious metals or other industries - and the value of their securities - can be a difficult and sometimes frustrating task. Fortunately, the Midas Funds have a flexible investing approach, which can be an important advantage in seeking a superior strategy in volatile markets.

                     More Web Site Information and Services

     The web site for Midas Funds, www.midasfunds.com, has been recently upgraded with more information than ever, and is an excellent resource for shareholders to access their Midas account. From www.midasfunds.com, shareholders can view their accounts online through The Midas Touch(R), obtain their account balances, buy and sell Fund shares, and much more. The web site now also provides a link to see each Fund's top ten holdings, and after every March and September quarter end each Fund's full portfolio can be reviewed at www.midasfunds.com/shareholderreports.html on Form N-Q. Moreover, shareholders can also read quarterly commentary on Fund strategies by portfolio managers. We invite you to explore www.midasfunds.com.

                        Committing to an Investment Plan

     Just as dealing with changes in markets and news is often aided by committing to a sound and consistent approach, personal investment planning for the future also can be successful by making a commitment to three simple principles.

     First, seek a long term investing approach. Second, follow a regular investment plan by investing a fixed amount of money in a Fund at the same time each month or quarter and periodically review your overall portfolio. Investing regularly, known as "dollar cost averaging," can reduce the anxiety of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it may result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Third, manage your investing risk by diversifying among the three Midas Funds - Special Equities Fund for longer term, stock market oriented objectives, money market fund Dollar Reserves for short term needs, and Midas Fund for capital appreciation and a hedge against inflation.

     As always, please call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you.

                         Sincerely,


                         /s/ Thomas B. Winmill
                         ---------------------
                         Thomas B. Winmill
                         President

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                                   Midas Fund
--------------------------------------------------------------------------------
                                   COMMENTARY

     It is indeed a pleasure to submit our Semi-Annual Report for Midas Fund. It is also very gratifying to welcome our many new shareholders attracted to the Fund's policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources.

     Although finishing 2004 at $435 per ounce and the first half of 2005 at $437 per ounce, gold averaged only $427 during the six months ending June 30, 2005, with a high during the period of $443 in mid-March and a low of $411 in early February. Interestingly, while the average price of gold was higher during the first half of this year compared to last year's $409 level, many gold mining companies are reporting lower earnings due to higher operating costs arising from inflationary pressures in wages, energy, commodities, and similar items. During this period of uncertainty, the share prices of many gold producers declined and Midas Fund's total return was a negative 7.47% in the six months, although a positive 9.39% in the 12 months ended June 30, 2005.

     Globally, we believe that markets recently started to reflect powerful economic forces potentially auguring well for gold, namely the decoupling of the price of gold bullion from major currencies. Historically, gold often has traded in a largely inverse ratio to the U.S. dollar - as the dollar weakened, gold rose (and vice versa). More recently, it was commonly observed that the Euro and gold prices had correlated moves. In June, however, we believe gold showed an upward momentum against the U.S. dollar and the Euro at the same time, as well as other major currencies, perhaps from concerns over relative currency depreciation, as well as absolute currency devaluation from inflation. Relative depreciation fears might have related to possible interest rate cuts in Europe and the potential end of U.S. interest rate tightening. Inflationary concerns could have arisen from rising oil prices, and the possible revaluation of the Chinese yuan. In fact, fears of the Chinese yuan revaluation were well founded. In July, the Chinese government announced that the yuan would float relative to a basket of (as yet unidentified) currencies, and increased the official exchange rate of the yuan to the U.S. dollar to 8.11 from 8.28, up about 2.1%.

                               Investment Strategy

     Midas Fund is aggressively positioned to benefit from higher gold prices. During the first half of 2005, it increased its weighting of intermediate and emerging gold producers and used borrowing to maintain a leveraged portfolio. The Fund's holding of global senior producers, however, lagged. Should the gold price break above the key $455 psychological level of December 2004, the Fund may seek to further maximize returns by, for example, investing in options and warrants on gold equities. Based on numerous economic factors outlined above, together with favorable gold market conditions such as increased demand for gold coins and bars, with reduced supply from production, central banks sales, and scrap, management remains bullish for 2005.

     Looking further ahead, we believe a key factor that could support gold prices is the further revaluation of the Chinese currency. As gold becomes cheaper in local terms and demand rises, we would anticipate China having a large potential impact: the Chinese population is significant and may seek gold as an investment alternative within the growing economy, and China's per capita consumption of jewelry is currently low, as compared with its neighbor Japan, and may grow with increasing affluence. Further, a strengthening yuan might decrease the attractiveness of U.S. dollar investments and stimulate Chinese demand for U.S. goods, heightening U.S. domestic inflationary expectations. Any of these events could cause strength in gold prices and, in turn, gold stocks. We think Midas Fund is well positioned to take advantage of these positive trends.

                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2005

1    Goldcorp Inc.
2    Golden Cycle Gold Corporation
3    Newmont Mining Corp.
4    Placer Dome Inc.
5    Glamis Gold Ltd.
6    Guinor Gold Corp.
7    Meridian Gold Inc.
8    Randgold Resources Ltd.
9    Yamana Gold Inc.
10   Kinross Gold Corp.

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                           Midas Special Equities Fund
--------------------------------------------------------------------------------
                                   COMMENTARY

     We are very pleased to submit this 2005 Semi-Annual Report for Midas Special Equities Fund, and to welcome our new shareholders who find the Fund's aggressive investment approach attractive. As the Fund continues to invest aggressively primarily in equity securities, we believe many future investment opportunities for capital appreciation will become available. The Fund's flexibility to invest in large or small capitalization companies, U.S. or foreign, and in many kinds of securities, gives it the advantage of being able to consider participating in an investment in whatever form it may take in our pursuit of capital appreciation.

                                  Fund Strategy

     The Fund's strategy in the beginning of the year was to maintain a focused allocation in high quality companies with solid financial strength and growth prospects, and employ leverage, reflecting a market timing strategy. As short term rates increased, however, we became concerned about the overall impact of potentially higher longer term rates and that such adverse market conditions could lead to market declines. Using its flexible investment strategy, Midas Special Equities Fund sought a defensive investment position in anticipation of any further interest rate increases and potentially negative surprises in new economic data.

     The Fund has currently narrowed its focus in stocks to a small number of companies considered attractive and invested the balance of its assets in short term U.S. Treasury Bills and overnight repurchase agreements. It should be noted that when the Fund takes such a temporary defensive position, it may not achieve its investment objective. The companies whose shares the Fund does continue to own typically have fortress-like financial strength, global franchises, or "hard assets," such as real estate or gold. Over the course of future market fluctuations, the Fund may seek opportunities to increase its holdings of stocks, as well as use leverage, short sales, options and futures in seeking to enhance performance, which it may do aggressively for capital appreciation.

                            Market Review and Outlook

     Looking ahead, we agree with recent comments by Federal Reserve Chairman Alan Greenspan that the economy is "coping pretty well" with higher oil prices, although we are less confident that declining long term interest rates do not portend a weakening economy. The housing sector remains strong, perhaps due to lower mortgage rates, and though "bubble" like activity appears in some markets, housing generally does not appear to be becoming unaffordable. Non-farm employment has grown recently and the unemployment rate continues to trend down, reaching 5.0%, according to the Bureau of Labor Statistics of the U.S. Department of Labor, with payroll employment growing in several industries, such as professional and business services and health care.

                            Discovering Opportunities

     Longer term, we remain optimistic about the future of the overall markets. A recent release of the Conference Board U.S. Business Cycle Indicators noted that its Composite Index of Leading Economic Indicators increased 0.9% in June, the largest since December 2003. Although the growth of the current economic expansion may be slowing, it appears broad based, and that can result in many new attractive opportunities for the Fund.

                                  TOP HOLDINGS
                               AS OF JUNE 30, 2005

1    U.S. Treasury Bill, due 9/29/05
2    Berkshire Hathaway Inc. Class B
3    Hilton Hotels Corp.
4    The Mills Corp.
5    Public Storage, Inc.
6    Sears Holding Corp.
7    Guinor Gold Corp.

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                              Midas Dollar Reserves
--------------------------------------------------------------------------------
                                   COMMENTARY

     We are very pleased to submit this Semi-Annual Report for the first half of the 2005 year, and to welcome our new shareholders who have made their initial investment in the Fund since our last Report. In conditions such as these of economic uncertainty, the Fund's objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors. Midas Dollar Reserves invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

     The Fund's all-weather income and safety conscious approach and free check writing have made it an attractive vehicle for a program of steady monthly or quarterly investing. To make regular investing in the Fund as easy, safe, convenient and affordable as possible, we offer the Midas Bank Transfer Plan. For information on this free service simply give us a call. We look forward to helping you get started.

                     Investment Strategy, Review and Outlook

     Over the course of the first six months of 2005, the strategy of Midas Dollar Reserves was to position itself to take advantage of possible interest rate increases. As the Federal Open Market Committee (FOMC) sought to counter inflationary pressures during the six months by raising the key overnight Federal funds target rate four times a combined total of 100 basis points, to 3.25%, the Fund took advantage of these increases by maintaining average maturity over the six month period of 56 days.

     With respect to the second half of the year, we note that when on June 30 the FOMC raised its target interest rate by a quarter of a percentage point, it did so for the ninth time in 12 months. Furthermore, at that time the FOMC restated that it still expects to raise rates at a "measured" pace, thus leaving generally unchanged the language they have used during prior quarter point increases. Although the FOMC continues to embrace the view that inflationary pressures remain elevated, most economic statistics reported indicate that inflation remains contained for the time being. We look for the economy to remain in good shape, with the inflation outlook remaining relatively benign, although should the FOMC raise the target rate further we would not be surprised to see the economy slow for a few quarters.

                     Check Writing Privilege for Easy Access

     Many shareholders have established free, unlimited check writing privileges with Midas Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. The minimum amount each check may be for is only $250 and there is no maximum to the number of checks you may write. Checkbooks are free and there is no per check or any other charge to your account for this attractive service.

                     Contact Us for Information and Services

     If you have any questions or would like further information on the Midas Funds Family, or our Traditional or Roth IRAs, as well as our Education Savings Accounts, we would be very pleased to hear from you. Just call 1-800-400- MIDAS
(6432) and an Investor Services Representative, who is here to serve you, will be very glad to help, as always, without obligation on your part.

                                 TOP 10 HOLDINGS
                               AS OF JUNE 30, 2005

1    Freddie Mac Discount Notes, due 9/06/05
2    Federal National Mortgage Corp., due 8/10/05
3    Federal National Mortgage Corp., due 8/24/05
4    Federal National Mortgage Corp., due 8/03/05
5    Federal Home Loan Bank, due 7/12/05
6    Federal National Mortgage Corp., due 7/18/05
7    Federal National Mortgage Corp., due 8/31/05
8    Federal Home Loan Bank, due 7/22/05
9    Federal National Mortgage Corp., due 9/21/05
10   Federal National Mortgage Corp., due 7/05/05

--------------------------------------------------------------------------------
                                Midas Fund, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2005 (Unaudited)

--------------------------------------------------------------------------------
Shares         COMMON STOCKS AND WARRANTS (100.00%)                 Market Value
--------------------------------------------------------------------------------
               Common Stocks (99.61%)
               Major Gold Producers (19.62%)
      26,680   AngloGold Ashanti Limited                             $   957,469
      20,000   Freeport-McMoRan Copper & Gold, Inc.                      748,800
     300,000   Kinross Gold Corporation*                               1,830,000
     100,000   Newcrest Mining Limited                                 1,324,796
      80,000   Newmont Mining Corp.                                    3,122,400
     200,000   Placer Dome Inc.                                        3,076,000
                                                                     -----------
                                                                      11,059,465
               Intermediate/Mid-Tier Gold Producers (31.04%)
     121,000   Agnico-Eagle Mines Ltd.                                 1,524,600
     425,000   Bema Gold Corp.*                                        1,015,750
     220,000   Cambior Inc.*                                             472,404
     100,000   Centerra Gold Inc.*                                     1,583,932
     150,000   Glamis Gold Ltd.*                                       2,581,500
     350,000   Goldcorp, Inc.                                          5,523,000
     125,000   Meridian Gold Inc.*                                     2,250,000
     155,700   Randgold Resources Limited*                             2,189,142
     490,000   Resolute Mining Limited*                                  356,696
                                                                     -----------
                                                                      17,497,024
               Junior Gold Producers (34.75%)
     760,000   Central Asia Gold Ltd.                                    347,588
     503,100   Claude Resources, Inc.*                                   462,852
     120,000   Dundee Precious Metals Inc.*                              788,400
     400,000   Eldorado Gold Corp.*                                    1,068,000
   1,964,500   Golden Cycle Gold Corp.*(1)                             4,714,800
     300,000   Golden Star Resources Ltd.*                               930,000
   3,028,000   Guinor Gold Corp.*                                      2,348,628
     345,000   Highland Gold Mining Ltd.*                              1,001,792
     750,000   High River Gold Mines Ltd.*                               826,666
     284,800   Jaguar Mining Inc.*                                       808,034
     380,000   Mexgold Resources Inc.*                                   884,226
   2,250,000   Oxiana Limited*                                         1,526,412
   1,300,000   Queenstake Resources Ltd.*                                273,000
     515,300   SEMAFO Inc.*                                              584,803
     750,000   Sino Gold Ltd.*                                         1,057,626
     541,000   Yamana Gold Inc.*                                       1,965,586
                                                                     -----------
                                                                      19,588,413
               Exploration and Project Startup (12.42%)
     453,500   Alamos Gold Inc.*                                       1,555,111
     440,000   Bolivar Gold Corp.*                                       973,547
     389,300   Desert Sun Mining Corp.*                                  626,773
     137,800   Gammon Lake Resources Inc.*                               928,772
      79,000   Minefinders Corporation Ltd.*                             364,980
     450,000   Miramar Mining Corp.*                                     517,500
     142,000   NovaGold Resources Inc.*                                1,086,332
     400,000   Peru Copper Inc.*                                         422,012
     250,000   Wolfden Resources Inc.*                                   530,000
                                                                     -----------
                                                                       7,005,027
               Base Metal Producers (1.78%)
      57,000   First Quantum Minerals Ltd.*                            1,005,480
                                                                     -----------
                  Total Common Stocks (cost: $44,295,790)             56,155,409
--------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

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                                Midas Fund, Inc.
--------------------------------------------------------------------------------
   Schedule of Portfolio Investments - June 30, 2005 (Unaudited) (Continued)

--------------------------------------------------------------------------------
 Shares   Warrants (0.39%)                                          Market Value
--------------------------------------------------------------------------------
 45,000   Bolivar Gold Corp. warrants expiring 12/22/09*             $    30,127
 84,375   Desert Sun Mining Corp. warrants expiring 11/20/08*             39,956
125,000   Jaguar Mining Inc. warrants expiring 12/31/07*                  81,646
 17,500   Metallic Ventures Gold Inc. warrants expiring 3/17/09*           2,275
190,000   Mexgold Resources Inc. warrants expiring 2/26/06*/(2)/          54,295
200,000   Peru Copper Inc. warrants expiring 3/18/06*                     12,002
                                                                     -----------
          Total Warrants (cost: $0)                                      220,301
             Total Investments (cost: $44,295,790) (100%)            $56,375,710

*Indicates non-income producing security.
/(1)/ Affiliated due to greater than 5% ownership.
/(2)/ Security is not publicly traded. These securities are valued by the Board of Directors and represent less than 1% of total investments.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

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                        Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2005 (Unaudited)

--------------------------------------------------------------------------------
   Shares    COMMON STOCKS AND SHORT TERM INVESTMENTS (100.00%)     Market Value
--------------------------------------------------------------------------------
             Common Stocks (51.89%)

             Hotels (except Casino Hotels) and Motels (12.92%)
    95,000   Hilton Hotels Corp.                                     $ 2,265,750

             Precious Metals and Resources (1.94%)
   438,000   Guinor Gold Corp.*                                          339,729

             Real Estate Investment Trusts (15.74%)
    14,800   Public Storage, Inc.                                        936,100
    30,000   The Mills Corp.                                           1,823,700
                                                                     -----------
                                                                       2,759,800
             Reinsurance Carriers (16.67%)
     1,050   Berkshire Hathaway Inc. Class B*                          2,922,675

             Variety Stores (4.62%)
     5,400   Sears Holdings Corporation*                                 809,298
                                                                     -----------
             Total Common Stocks (cost: $5,047,380)                  $ 9,097,252

 Par Value   Short Term Investments (48.11%)

$8,500,000   U.S. Treasury Bill, due 9/29/05                           8,435,719
                                                                     -----------
             Total Short Term Investments (cost: $8,435,719)           8,435,719

                Total Investments (cost: $13,483,099) (100%)         $17,532,971

*Indicates non-income producing security.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

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                           Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------
          Schedule of Portfolio Investments - June 30, 2005 (Unaudited)

--------------------------------------------------------------------------------
 Par Value   U.S. GOVERNMENT AGENCIES (100.00%)             Yield*     Value**
--------------------------------------------------------------------------------
$  900,000   Federal Home Loan Bank, due 7/22/05             3.06%   $   898,430
   575,000   Federal Home Loan Bank, due 8/19/05             3.21%       572,542
   165,000   Federal Home Loan Bank, due 9/02/05             3.33%       164,057
   975,000   Federal Home Loan Mortgage Corp., due 7/12/05   3.02%       974,118
   860,000   Federal Home Loan Mortgage Corp., due 8/15/05   3.14%       856,700
   830,000   Federal National Mortgage Corp., due 7/05/05    2.94%       829,735
   940,000   Federal National Mortgage Corp., due 7/18/05    3.03%       938,682
   500,000   Federal National Mortgage Corp., due 7/27/05    3.20%       498,863
 1,025,000   Federal National Mortgage Corp., due 8/03/05    3.09%     1,022,172
 1,075,000   Federal National Mortgage Corp., due 8/10/05    3.12%     1,071,369
 1,070,000   Federal National Mortgage Corp., due 8/24/05    3.13%     1,065,089
   930,000   Federal National Mortgage Corp., due 8/31/05    3.18%       925,099
   500,000   Federal National Mortgage Corp., due 9/02/05    3.27%       497,200
   700,000   Federal National Mortgage Corp., due 9/16/05    3.25%       695,239
   850,000   Federal National Mortgage Corp., due 9/21/05    3.31%       843,746
 1,190,000   Freddie Mac, due 9/06/05                        3.19%     1,183,112
   800,000   Freddie Mac, due 9/12/05                        3.22%       794,906
   800,000   Freddie Mac, due 9/27/05                        3.40%       793,508
                                                                     -----------
                Total Investments (100.00%)                          $14,624,567

* Represents annualized yield at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                           Midas
                                                                      Special        Midas
                                                        Midas         Equities       Dollar
June 30, 2005 (Unaudited)                                Fund           Fund        Reserves
---------------------------------------------------------------------------------------------
Assets
Investments at cost                                 $  44,295,790   $13,483,099   $14,624,567
---------------------------------------------------------------------------------------------
Investments at market value                         $  56,375,710   $17,532,971   $14,624,567
Cash                                                           --            --         2,885
Receivables:
   Dividends and interest                                   6,871            --            --
   Fund shares sold                                           409            --            --
Other assets                                               30,216         9,638         9,995
---------------------------------------------------------------------------------------------
   Total assets                                        56,413,206    17,542,609    14,637,447
=============================================================================================

Liabilities
Demand notes payable to bank (note 5)                   6,878,900       965,373        48,458
Management and distribution fees payable (note 3)          36,878        24,444            --
Administrative services payable (note 3)                   14,718         7,408         5,315
Accrued expenses                                           53,495        61,145        40,361
Fund shares redeemed                                        9,700         1,805            --
Distribution payable                                           --            --           612
---------------------------------------------------------------------------------------------
   Total liabilities                                    6,993,691     1,060,175        94,746
=============================================================================================

Net Assets                                          $  49,419,515   $16,482,434   $14,542,701
---------------------------------------------------------------------------------------------
Shares outstanding, $0.01 par value                    24,990,504     1,147,763    14,542,269
Net Asset Value, Offering and Redemption Price
   Per Share                                        $        1.98   $     14.36   $      1.00
At June 30, 2005, net assets consisted of:
Paid-in capital                                     $ 222,755,062   $22,139,225   $14,542,270
Accumulated net realized gain (loss) on
   investments                                       (185,415,041)   (9,706,663)          431
Net unrealized appreciation on investments and
   foreign currencies                                  12,079,494     4,049,872            --
---------------------------------------------------------------------------------------------
                                                    $  49,419,515   $16,482,434   $14,542,701
=============================================================================================

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            Statements of Operations
--------------------------------------------------------------------------------

                                                                     Midas
                                                                    Special       Midas
For the Six Months Ended June 30, 2005                 Midas        Equities     Dollar
(Unaudited)                                             Fund          Fund      Reserves
----------------------------------------------------------------------------------------
Investment Income
Dividends                                           $    80,184   $   103,179   $     --
Interest                                                     --        66,243    202,181
Other                                                        --           392         --
----------------------------------------------------------------------------------------
   Total investment income                               80,184       169,814    202,181
========================================================================================

Expenses
Investment management (note 3)                          249,838        79,147     37,208
Transfer agent                                          108,600        47,600     21,182
Administrative services (note 3)                         65,180        20,815     18,100
Distribution (note 3)                                    62,460        84,110     18,604
Printing                                                 22,625         6,430      3,512
Legal                                                    22,200        35,680     32,070
Bookkeeping and pricing                                  19,180        12,670     12,805
Custodian                                                12,860         3,715      3,991
Auditing                                                 12,670        10,860      8,507
Directors                                                12,670         6,335      2,045
Registration                                              9,877        10,498     10,147
Other                                                    12,968         5,070      5,785
----------------------------------------------------------------------------------------
   Total operating expenses                             611,128       322,930    173,956
      Loan interest and fees (note 5)                    74,841        16,940        110
      Investment management, and distribution
         expenses waived (note 3)                            --            --    (55,812)
----------------------------------------------------------------------------------------
      Net expenses                                      685,969       339,870    118,254
----------------------------------------------------------------------------------------
      Net investment income (loss)                     (605,785)     (170,056)    83,927
========================================================================================

Realized and Unrealized Gain (Loss) On
   Investments and Foreign Currencies
Net realized gain from security transactions and
   foreign currencies                                 1,274,738       452,453          9
Unrealized depreciation of investments during
   the period                                        (4,919,613)   (1,030,219)        --
----------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments and foreign currencies       (3,644,875)     (577,766)         9
========================================================================================
      Net increase (decrease) in net assets
         resulting from operations                  $(4,250,660)  $  (747,822)  $ 83,936
========================================================================================

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Midas Special Equities
                                                         Midas Fund                      Fund               Midas Dollar Reserves
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Six Months                   Six Months                  Six Months
                                                    Ended                        Ended                       Ended
                                                   6/30/05                      6/30/05                     6/30/05
For the Year Ended (unless otherwise indicated)  (Unaudited)     12/31/04     (Unaudited)     12/31/04    (Unaudited)     12/31/04
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                     $  (605,785)  $ (1,345,503)  $  (170,056)  $  (336,096)  $    83,927   $    40,445
Net realized gain (loss) from security
   transactions                                    1,274,738     12,426,523       452,453     1,495,856             9           (71)
   Unrealized appreciation (depreciation) of
      investments, futures and foreign
      currencies during the period                (4,919,613)   (13,398,868)   (1,030,219)      680,346            --            --
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
      resulting from operations                   (4,250,660)    (2,317,848)     (747,822)    1,840,106        83,936        40,374
   Distributions to Shareholders
   Distributions to shareholders                          --             --            --            --       (84,086)      (40,444)
   Capital Share Transactions
   Change in net assets resulting from capital
      share transactions (a)                      (3,099,673)    (8,035,207)     (879,875)   (1,774,193)     (999,852)   (3,095,001)
-----------------------------------------------------------------------------------------------------------------------------------
   Total change in net assets                     (7,350,333)   (10,353,055)   (1,627,697)       65,913    (1,000,002)   (3,095,071)
   Net Assets
   Beginning of period                            56,769,848     67,122,903    18,110,131    18,044,218    15,542,703    18,637,774
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                 $49,419,515   $ 56,769,848   $16,482,434   $18,110,131   $14,542,701   $15,542,703
===================================================================================================================================
   (a) Capital Share Transactions were as follows:
   Value
   Shares sold                                   $ 2,001,562   $  6,164,548   $   160,625   $ 1,030,839   $ 1,560,270   $ 3,443,333
   Shares issued in reinvestment of
      distributions                                       --             --            --            --        82,862        40,102
   Shares redeemed                                (5,101,235)   (14,199,755)   (1,040,500)   (2,805,032)   (2,642,984)   (6,578,436)
-----------------------------------------------------------------------------------------------------------------------------------
      Net decrease                               $(3,099,673)  $ (8,035,207)  $  (879,875)  $(1,774,193)  $  (999,852)  $(3,095,001)
   Number
   Shares sold                                     1,026,157      3,144,833        11,120        70,916     1,560,270     3,443,333
   Shares issued in reinvestment of
      distributions                                       --             --            --            --        82,862        40,102
   Shares redeemed                                (2,581,521)    (7,116,880)      (72,445)     (194,943)   (2,642,984)   (6,578,436)
-----------------------------------------------------------------------------------------------------------------------------------
      Net decrease                                (1,555,364)    (3,972,047)      (61,325)     (124,027)     (999,852)   (3,095,001)

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
--------------------------------------------------------------------------------
                                    Unaudited
--------------------------------------------------------------------------------

1 The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. Midas Fund's investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion. Midas Special Equities Fund's investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in all types of securities, futures and options. Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

          The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. With respect to security valuation, except for Midas Dollar Reserves, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. If market quotations are not available or deemed reliable, then such securities are valued as determined in good faith under the direction of or pursuant to procedures established by the Fund's Board of Directors. Futures and forward contracts are marked to market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded by the Funds equal to the difference between the opening and closing value of the contract. A Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Midas Dollar Reserves values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

          In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

2 Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and net capital gains, if any, after utilization of any capital loss carryforward, to shareholders and therefore no Federal income tax provision is required.

          Distributions from net realized gains, if any, are normally declared and paid annually. Distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards, post-October capital losses, net operating losses, and foreign currency transactions.

          At December 31, 2004, Midas Fund had an unused capital loss carryforward of approximately $186,060,800, of which $5,803,400, $12,176,100, $88,953,000, $72,327,900 and $6,800,400 expires in 2005, 2006,
     2007, 2008 and 2009, respectively. At December 31, 2004, Midas Special Equities Fund had an unused capital loss carryforward of approximately $9,627,600 all of which expires in 2009.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                    CONTINUED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3 Under the investment management agreement of Midas Fund, Midas Management Corporation (the "Investment Manager") receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion and .75% over $1 billion. Under the investment management agreement of Midas Special Equities Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $37,208 for the six months ended June 30, 2005.

          Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Under each Plan, each Fund pays the Fund's Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) or 1.00% (Midas Special Equities Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds' share. For Midas Dollar Reserves, the Distributor voluntarily waived $18,604 of its distribution fee for the six months ended June 30, 2005.

          Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Funds' Distributor. Pursuant to the investment management agreements, the Funds reimbursed the Investment Manager $98,187 for providing certain administrative services at cost comprised of compliance and accounting services during the six months ended June 30, 2005. In addition, Midas Fund paid the Distributor $22,810 for payments made to certain brokers for record keeping services.

--------------------------------------------------------------------------------

4 At June 30, 2005, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                   Federal Income   Gross Unrealized   Gross Unrealized   Net Unrealized
     June 30, 2005                    Tax Cost        Appreciation      (Depreciation)     Appreciation
     ---------------------------------------------------------------------------------------------------
     Midas Fund                      $44,295,790       $15,108,566       $(3,028,646)       $12,079,920
     Midas Special Equities Fund      13,483,099         4,049,872                --          4,049,872

     Purchases and sales of securities other than short term notes for the six months ended June 30, 2005 were as follows:

     For the Six Months Ended        Purchases      Proceeds from the
     June 30, 2005                 of Securities   Sale of Securities
     ----------------------------------------------------------------
     Midas Fund                      $4,639,409        $22,217,769
     Midas Special Equities Fund      1,544,819         10,557,464

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                    CONTINUED
--------------------------------------------------------------------------------

     As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                   Midas Special
                                                    Midas Fund        Equities
                                                 ---------------   -------------
     Capital loss carryforwards                   $(186,689,779)    $(9,627,621)
     Post-October losses                                     --          (5,236)
     Unrealized appreciation                         16,999,107       5,080,091
                                                  -------------     -----------
                                                  $(169,690,672) $(4,552,766)
                                                  =============     ===========

     Accounting principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2004, permanent differences between book and tax accounting have been reclassified as follows:

                                       Increase (Decrease)   Increase (Decrease)
                                         in Undistributed        in Paid-in
                                       Net Investment Loss        Capital
                                       -------------------   -------------------
     Midas Fund                             $1,345,503           $(1,345,503)
     Midas Special Equities Fund            $  336,096           $  (336,096)

--------------------------------------------------------------------------------

5 The Funds have a bank line of credit at an interest rate, at the Funds' option, of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year, for leveraging and/or temporary or emergency purposes. At June 30, 2005, the outstanding balance, and for the six months ended June 30, 2005, the weighted average interest rate and the weighted average amount outstanding were as follows:

                                   Outstanding   Weighted Average    Weighted Average
                                     Balance      Interest Rate     Amount Outstanding
     ---------------------------------------------------------------------------------
     Midas Fund                     $6,878,900        3.48%             $4,330,456
     Midas Special Equities Fund    $  965,373        3.48%             $  937,809
     Midas Dollar Reserves          $   48,458        3.48%             $    7,203

     Midas Fund and Midas Special Equities Fund participate in repurchase agreements with the Funds' custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

6 Midas Fund and Midas Special Equities Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund is required to segregate for the broker at the custodian bank an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain futures could have a potentially large impact on a Fund's performance. As of June 30, 2005 there were no futures contracts outstanding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Financial Highlights - Midas Fund, Inc.
--------------------------------------------------------------------------------

                                                                      Six Months
                                                               Ended                    Years Ended December 31,
                                                              6/30/05     ---------------------------------------------------
                                                            (Unaudited)     2004       2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period                       $  2.14      $  2.20    $  1.53    $   .95    $   .84    $  1.36
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss/(b)/                                     (.02)        (.05)      (.02)      (.01)      (.01)      (.02)
   Net realized and unrealized gain (loss) on investments      (0.14)        (.01)       .69        .59        .12       (.50)
-----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                         (0.16)        (.06)       .67        .58        .11       (.52)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                             $  1.98      $  2.14    $  2.20    $  1.53    $   .95    $   .84
=============================================================================================================================
Total return                                                   (7.47)%      (2.72)%    43.79%     61.05%     13.10%    (38.24)%
=============================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                  $49,420      $56,770    $67,123    $54,789    $38,558    $34,820
=============================================================================================================================
Ratio of expenses before interest expense                       2.43%*       2.39%      2.27%        --         --         --
=============================================================================================================================
Ratio of total expenses to average net assets /(a)/             2.72%*       2.58%      2.44%      2.58%      2.83%      3.48%
=============================================================================================================================
Ratio of net investment loss to average net assets             (2.41)%*     (2.40)%    (1.28)%     (.93)%     (.75)%    (2.35)%
=============================================================================================================================
Portfolio turnover rate                                            4%          34%        54%        45%        61%       109%
=============================================================================================================================

*    Annualized

/(a)/ Ratio after transfer agent and custodian credits was 2.81%, and 3.40% for years ended December 31, 2001 and 2000, respectively.
/(b)/ Computed using average shares outstanding throughout the period.

--------------------------------------------------------------------------------
            Financial Highlights - Midas Special Equities Fund, Inc.
--------------------------------------------------------------------------------

                                                                      Six Months
                                                               Ended                    Years Ended December 31,
                                                              6/30/05     ---------------------------------------------------
                                                            (Unaudited)     2004       2003       2002       2001       2000
-----------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period                       $ 14.98      $ 13.54    $ 12.91    $ 14.45    $ 20.02    $ 26.56
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
   Net investment loss/(b)/                                     (.14)        (.26)      (.12)      (.15)      (.17)      (.39)
   Net realized and unrealized gain (loss) on investments       (.48)        1.70        .75      (1.39)     (5.40)     (5.27)
-----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                          (.62)        1.44        .63      (1.54)     (5.57)     (5.66)
-----------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Distributions to shareholders                                  --           --         --         --         --       (.88)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value                   (.62)        1.44        .63      (1.54)     (5.57)     (6.54)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 14.36      $ 14.98    $ 13.54    $ 12.91    $ 14.45    $ 20.02
=============================================================================================================================
Total return                                                   (4.13)%      10.63%      4.88%    (10.66)%   (27.82)%   (21.18)%
=============================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                  $16,482      $18,110    $18,044    $18,884    $22,695    $29,036
=============================================================================================================================
Ratio of expenses before interest expense                       3.81%*       3.39%      3.47%      3.41%      3.37%      2.77%
=============================================================================================================================
Ratio of total expenses to average net assets/(a)/              4.01%*       3.49%      3.67%      3.69%      3.81%      3.44%
=============================================================================================================================
Ratio of net investment loss to average net assets             (2.01)%*     (1.82)%    (0.99)%    (1.08)%    (1.12)%    (1.77)%
=============================================================================================================================
Portfolio turnover rate                                           12%           9%        29%        20%       102%       248%
=============================================================================================================================

* Annualized

/(a)/ Ratio after transfer agent and custodian fee credits was 3.80% and 3.42%
     for the years ended December 31, 2001 and 2000, respectively.
/(b)/ Computed using average shares outstanding throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Financial Highlights - Midas Dollar Reserves, Inc.
--------------------------------------------------------------------------------

                                                                      Six Months
                                                                Ended                  Years Ended December 31,
                                                               6/30/05     -----------------------------------------------
                                                             (Unaudited)     2004      2003      2002      2001      2000
--------------------------------------------------------------------------------------------------------------------------
Per Share Data
Net asset value at beginning of period                         $ 1.000     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income /(d)/                                 .006        .003      .002      .007      .031      .056
   Less distributions:
      Distributions to shareholders                              (.006)      (.003)    (.002)    (.007)    (.031)    (.056)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                               $ 1.000     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
==========================================================================================================================
Total return                                                      0.56%       0.29%     0.15%     0.63%     3.11%     5.74%
==========================================================================================================================
Ratios/Supplemental Data
Net assets at end of period (000's omitted)                    $14,543     $15,543   $18,638   $20,970   $25,991   $58,502
==========================================================================================================================
Ratio of total expenses to average net assets /(a)(b)/            1.58%*      1.12%     0.99%     1.09%     1.11%     0.84%
==========================================================================================================================
Ratio of net investment income to average net assets /(c)/        1.12%*      0.24%     0.16%     0.69%     3.51%     5.54%
==========================================================================================================================

* Annualized

/(a)/ Ratio prior to waiver by the Investment Manager and Distributor was 2.32%*, 1.97%, 1.75%, 1.84%, 1.64%, and 1.09%, for the six months ended
     June 30, 2005 and for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
/(b)/ Ratio after transfer agent and custodian fee credits was 1.06% and 0.80%
     for the years ended December 31, 2001 and 2000, respectively.
/(c)/ Ratio prior to waiver by the Investment Manager and Distributor was 0.37%*, (0.61)%, (0.60)%, (.06)%, 2.92%, and 5.29%, for the six months ended June 30, 2005 and for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
/(d)/ Computed using average shares outstanding throughout the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Board Approval of Agreements
--------------------------------------------------------------------------------

     The investment management agreements between each of the Midas Funds and the investment manager, Midas Management Corporation, generally provide that each agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Directors of the Fund who are not parties to the agreement, or interested persons of any such party and (ii) by the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

     In considering the annual approval of the agreements between the Funds and the investment manager, the Boards of Directors considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Boards for a meeting held in March 2005 to specifically consider the renewal of the agreements. Such information included, among other things, the following: information comparing the management fees of each Fund with those of comparable funds; information regarding Fund investment performance in comparison to a relevant peer group of funds; the economic outlook and the general investment outlook in relevant investment markets; the investment manager's results and financial condition and the overall organization of the investment manager; the allocation of brokerage and the benefits received by the investment manager as a result of brokerage allocation; the investment manager's management of relationships with the custodian, transfer agents, and fund accountants; the resources devoted to the investment manager's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions; the quality, nature, cost and character of the administrative and other non-investment management services provided by the investment manager and its affiliates; and the terms of the agreements and the reasonableness and appropriateness of the particular fee paid by a Fund for the services described therein.

     The Boards of Directors also considered the nature, extent and quality of the management services provided by the investment manager. In so doing, the Boards considered the investment manager's management capabilities with respect to the types of investments held by each Fund, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the agreements. The Boards also took into account the time and attention to be devoted by management to each Fund and the other funds in the complex. The Boards evaluated the level of skill required to manage each Fund and concluded that the human resources available at the investment manager were appropriate to fulfill effectively its duties on behalf of each Fund.

     The Boards received information concerning the investment philosophy and investment process applied by the investment manager in managing each Fund. In this regard, the Boards considered the investment manager's in-house research capabilities as well as other resources available to the investment manager personnel, including research services that may be available to the investment manager as a result of securities transactions effected for the Funds and related investment management clients. The Boards concluded that the investment manager's investment process, research capabilities and philosophy were well suited to each Fund, given the Fund's investment objective and policies.

     In its review of comparative information with respect to Fund investment performance, the Boards received comparative information, comparing the Funds' performance to that of similar peer groups. After reviewing this information, the Boards concluded that each Fund has performed within a range that the Boards deemed competitive. With respect to its review of investment management fees, the Boards considered information comparing the Funds' management fees and expense ratios to those of comparable funds with similar management fee characteristics. This information assisted the Boards in concluding that the fees paid by each Fund are within the range of those paid by comparable funds within the mutual fund industry.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Board Approval of Agreements
                                    CONTINUED
--------------------------------------------------------------------------------

In reviewing the information regarding the expense ratio of the Funds, the Boards concluded that although the Funds' expense ratios are within a higher range, they are competitive with comparable funds in light of the quality of services received.

     In addition to the factors mentioned above, the Boards reviewed the level of the investment manager's profits in providing investment management and related services for each Fund and for all the funds in the complex. In addition, the Boards considered the fiduciary duty assumed by the investment manager in connection with the services rendered to the Funds and the business reputation of the investment manager and its financial resources. The Boards concluded that in light of the services rendered, the profits realized by the investment manager are not unreasonable.

     The Boards did not consider any single factor as controlling in determining whether or not to renew the agreements. Nor are the items described herein all the matters considered by the Boards. In assessing the information provided by the investment manager and its affiliates, the Boards also took into consideration the benefits to shareholders of investing in a fund that is part of a family of funds which provides a large variety of shareholder services.

     Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by counsel, the Boards concluded that the approval of each agreement, including the fee structure, is in the interests of shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           About Your Fund's Expenses
--------------------------------------------------------------------------------

     Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005.

                                 Actual Expenses

     The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Fund may charge you a $20.00 annual small account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP and SIMPLE-IRAs), and certain other retirement accounts.

                  Hypothetical Example for Comparison Purposes

     The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------
                             Expense Analysis Tables
--------------------------------------------------------------------------------

                             Beginning          Ending              Expenses Paid
                           Account Value    Account Value           During Period*
Midas Fund                January 1, 2005   June 30, 2005   January 1, 2005-June 30, 2005
-----------------------   ---------------   -------------   -----------------------------
Actual                       $1,000.00        $  925.23                 $12.98
Hypothetical (5% return
before expenses)             $1,000.00        $1,011.31                 $13.56

     * Expenses are equal to the Fund's annualized expense ratio of 2.72%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                                 Beginning          Ending             Expenses Paid
                               Account Value    Account Value          During Period*
Midas Special Equities Fund   January 1, 2005   June 30, 2005   January 1, 2005-June 30, 2005
---------------------------   ---------------   -------------   -----------------------------
Actual                           $1,000.00        $  958.61                 $19.74
Hypothetical (5% return
before expenses)                 $1,000.00        $1,004.91                 $19.93

     * Expenses are equal to the Fund's annualized expense ratio of 4.01%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

                             Beginning          Ending              Expenses Paid
                           Account Value    Account Value           During Period*
Midas Dollar Reserves     January 1, 2005   June 30, 2005   January 1, 2005-June 30, 2005
-----------------------   ---------------   -------------   -----------------------------
Actual                       $1,000.00        $1,005.78                 $7.86
Hypothetical (5% return
before expenses)             $1,000.00        $1,016.96                 $7.90

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Midas Fund - Allocation of Portfolio Holdings on June 30, 2005
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

Junior Gold Producers                  34.75%
Intermediate/Mid-Tier Gold Producers   31.04%
Major Gold Producers                   19.62%
Exploration and Project Startup        12.42%
Base Metal Producers                    1.78%
Warrants                                0.39%

--------------------------------------------------------------------------------
Midas Special Equities Fund - Allocation of Portfolio Holdings on June 30, 2005
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

Short-Term Investments                     48.11%
Reinsurance Carriers                       16.67%
Real Estate Investment Trusts              15.74%
Hotels (except Casino Hotels) and Motels   12.92%
Variety Stores                              4.62%
Precious Metals and Resources               1.94%

--------------------------------------------------------------------------------
    Midas Dollar Reserves - Allocation of Portfolio Holdings on June 30, 2005
--------------------------------------------------------------------------------

                                     [CHART]

                                    Pie chart

Federal National Mortgage Corp.    57.35%
Freddie Mac                        18.95%
Federal Home Loan Mortgage Corp.   12.52%
Federal Home Loan Bank             11.18%

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's web site at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Equities Fund); 811-04316 (Midas Fund); and 811-02474 (Midas Dollar Reserves). The Funds make the information on Form N-Q available to shareholders at www.midasfunds.com/shareholderreports.html. The Funds' proxy voting policies and procedures and proxy voting record are available (i) without charge, upon request, by calling 1-800-400-MIDAS (6432);
(ii) on the Funds' website at www.midasfunds.com/votingpolicy.html and (iii) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ACCOUNT APPLICATION INSTRUCTIONS
--------------------------------------------------------------------------------

1. Registration. If there is more than one owner of the account, the registration will be "Joint Tenants with Right of Survivorship" unless you specify "Tenants in Common." If the account is a Trust account, please attach a copy of the portion of the Trust Document which specifies the authorized Trustees.

2. Mailing Address, Telephone Number, and Citizenship. If you are a non-U.S. citizen residing in the U.S., in addition to your application, you will be required to attach a Form W-8BEN which can be obtained by contacting the Internal Revenue Service at 1-800-829-3676 or retrieved from their website, www.irs.gov.

3. Fund(s) chosen and amount invested. Indicate the Fund(s) in which you are opening an account.

     By Check. The opening minimum is $1,000 ($100 for Midas Automatic Investment Programs - see Section 6 of the application) and the minimum subsequent investment is $100. Complete and sign the Account Application that accompanies this Report and mail it, along with your check drawn to the order of the Fund, to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted. You will be charged a fee for any check that does not clear.

     By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to:
Huntington National Bank, ABA #04-40-00024; for Account 01-89215-157-7; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed.

4. Distributions. Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise.

5. Check Writing Privilege for Dollar Reserves - Signature Card. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. Personalized checks will be mailed to you within two weeks after you receive confirmation of your investment unless additional documentation is required. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment.

6. Midas Funds Automatic Investment Program. With the Midas Automatic Investment Program (AIP), you can establish a convenient and affordable long term investment program through the plan explained in this section. The $1,000 minimum investment requirement is waived for the plan since it is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify upon which date(s) you wish to have your AIP drawn. Additionally, please attach a voided bank account check.

7. The Midas Touch.(R) Shareholders automatically enjoy the privilege of calling toll-free 1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account.

8. Electronic Documents. Please provide us with the email address you wish to use for electronic delivery of your Fund documents.

9. Signature and Certification to Avoid Backup Withholding. After reading this section, please sign and date the Account Application.

     If you need any assistance in completing the Account Application, please call a Midas Investor Service Representative at 1-800-400-MIDAS (6432).

--------------------------------------------------------------------------------

[LOGO] MIDAS FUNDS ACCOUNT Use this Account Application to open a regular Midas account. For a Midas IRA Application, Discovering Opportunities APPLICATION call toll-free 1-800-400-MIDAS (6432) or access our web site at www.midasfunds.com.
Return
                                          this completed Account Application in the enclosed envelope or mail to:
                                          Midas Funds, Box 6110, Indianapolis, IN 46206-6110.
------------------------------------------------------------------------------------------------------------------------------------
1. Registration (Please Print) For assistance with this Application, please call
   1-800-400-MIDAS (6432) 8 a.m.- 6 p.m. eastern time. Individual:

   ---------------------------------------------------------------------------------------------------------------------------------
   First Name                Middle Initial               Last Name              Social Security Number       Date of Birth

   Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

   ---------------------------------------------------------------------------------------------------------------------------------
   First Name                Middle Initial               Last Name              Social Security Number       Date of Birth

   Gift/Transfer to a Minor:
                                                     as Custodian for
   ---------------------------------------------------------------------------------------------------------------------------------
   Name of Custodian (only one)                                                         Name of Minor (only one)

   under the                 Uniform Gifts/Transfers to Minors Act.
   ---------------------------------------------------------------------------------------------------------------------------------
          Custodian's State of Residence                      Minor's Social Security Number              Minor's Date of Birth

   Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution dated within 60 days.

   ---------------------------------------------------------------------------------------------------------------------------------
   Name of Corporation, Partnership, or other Organization                      Name of Authorized Individual(s)

   ---------------------------------------------------------------------------------------------------------------------------------
   Tax I.D. Number           Name of Trustee(s)                                 Date of Trust Instrument

   ---------------------------------------------------------------------------------------------------------------------------------
   Address                   Social Security Number                             Date of Birth

   ---------------------------------------------------------------------------------------------------------------------------------
   If a publicly traded company, provide ticker symbol and exchange where traded; otherwise provide social security numbers and dates of births for all authorized signers and traders.
------------------------------------------------------------------------------------------------------------------------------------
2. Mailing Address, Telephone Number, and Citizenship

   ---------------------------------------------------------------------------------------------------------------------------------
   Street                                           City                         State / Zip           Daytime Telephone

                     Citizen of: ( ) U.S. ( ) Other:                                  Citizen of: ( ) U.S. ( ) Other:
   ---------------------------------------------------------------------------------------------------------------------------------
   Email address     Owner                          If other, attach IRS Form W-8     Joint Owner     If other, attach IRS Form W-8

------------------------------------------------------------------------------------------------------------------------------------
3. Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

                                  ---------------------                          ---------------------
      Midas Dollar Reserves       $                                   Midas Fund $
                                  ---------------------                          ---------------------
                                  ---------------------                          ---------------------
      Midas Special Equities Fund $                                        TOTAL $
                                  ---------------------                          ---------------------

   By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.

   By Wire: Please call 1-800-400-MIDAS (6432) 8 a.m.- 6 p.m. eastern time to be assigned an account number before making an initial investment by wire.

   Please indicate the assigned account number                               and the date the wire was sent                       .
                                               -----------------------------                                ----------------------

------------------------------------------------------------------------------------------------------------------------------------
4. Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own. [ ] Automatic Compounding Option
   Dividends and distributions reinvested in additional shares. [ ] Payment
   Option [ ] Dividends in cash, distributions reinvested. [ ] Dividends and distributions in cash. To have distributions paid in cash by Midas Electronic
   Funds Transfer service, please complete Section 7 below.

------------------------------------------------------------------------------------------------------------------------------------
5. Check Writing Privilege for Midas Dollar Reserves - Signature Card

   I am investing in Midas Dollar Reserves and would like free check writing
   (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.

   Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked [ ].


   ---------------------------------------------------------------------------------------------------------------------------------
   Signature                                                 Signature of Joint Owner (if any)

   ---------------------------------------------------------------------------------------------------------------------------------
   Print Name                                                Print Name of Joint Owner (if any)

                                                                                                           (please continue on back)

------------------------------------------------------------------------------------------------------------------------------------
6. Midas Funds Automatic Investment Program
   [   ] Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

      Fund Name:
                 -----------------------------------------
      Amount ($100 minimum): $                              Day of month:   [ ] 10th   [ ] 15th   [ ] 20th
                               ---------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
7. The Midas Touch(R) through 1-800-400-MIDAS (6432) and www.midasfunds.com
   Shareholders automatically enjoy telephone and web purchases and redemptions of Fund shares, unless declined by checking the following circle [ ].

   To link your bank, attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

------------------------------------------------------------------------------------------------------------------------------------
8. Electronic Documents - Account statements, confirmations, prospectus updates, semi-annual and annual reports will be provided electronically in lieu of mailed printed documents, unless declined by checking the following circle [
   ].

   To receive account documents electronically, please provide your email address:
                                                                                   -------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
9. Signature and Certification to Avoid Backup Withholding

   "I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service
   Center, Inc. (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social
   Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.)
   The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


   ---------------------------------------------------------------------------------------------------------------------------------
   Signature of   [ ] Owner   [ ] Trustee   [ ] Custodian           Date         Signature of Joint Owner (if any)       Date

   The application must be signed and completed for all authorized signers and account traders.

                                                                                                                         MF-APP-6/05

   ---------------------------------------------------------------------------------------------------------------------------------
   Optional:

   Please tell us how you heard about Midas:
   ---------------------------------------------------------------------------------------------------------------------------------
   IMPORTANT: In compliance with the USA PATRIOT Act, Federal Law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identitfies each person who opens an account. WHAT THIS
   MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone who will be signing or transacting on behalf of a legal enity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs. If you have any questions regarding this application or how to invest, please call Shareholder Services at 1-888-747-4872.

------------------------------------------------------------------------------------------------------------------------------------

   Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas Funds is here-by appointed agent by the person(s) signing this card (the "Depositor(s)") and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank's charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service
   Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

Shareholder Services

.. Electronic Funds Transfers . Automatic Investment Program . Retirement Plans:
     Traditional Deductible IRA
     Roth IRA
     SEP-IRA
     Simple IRA
     403(b)
..    Education Savings Account

Minimum Investments

..    Regular Accounts: $1,000
..    Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA,
     Simple IRA, and 403(b): $1,000
..    Education Savings Account: $1,000 . Automatic Investment Program: $100 .
     Subsequent Investments: $100

Midas Funds

P.O. Box 6110 Indianapolis, IN 46206-6110

[LOGO] The Midas Touch(R)
Account Access

1-800-400-MIDAS (6432) for Investment Information

Access Midas Funds at www.midasfunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas' guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are "forward looking statements" which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money. Investor Service Center, Inc., Distributor.

[LOGO] MIDAS FUNDS                                                  ------------
Discovering Opportunities                                              PRSRT STD
                                                                     US POSTAGE
                                                                            PAID
                                                                    LANCASTER PA
                                                                     PERMIT 1762
                                                                    ------------

Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

MF-SAR-6/05

Item 2. Code of Ethics.

     Not applicable.

Item 3. Audit Committee Financial Expert.

     Not applicable.

Item 4. Principal Accountant Fees and Services.

     Not applicable.

Item 5. Audit Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) The Code of Ethics - not applicable for filing of Semi-Annual Reports to Shareholders.

     (a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Midas Dollar Reserves, Inc.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 7, 2005

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                By:   /s/ Thomas B. Winmill
                                   ---------------------------------------------
                                      Thomas B. Winmill, President

                                Date: September 7, 2005

                                By:   /s/ Thomas O'Malley
                                   ---------------------------------------------
                                      Thomas O'Malley, Chief Financial Officer

                                Date: September 7, 2005